UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 5, 2010

W. R. GRACE & CO.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.

FORM 8-K

CURRENT REPORT

Item 2.02             Results of Operations and Financial Condition.

Item 8.01.            Other Events.

The following information is furnished pursuant to both Item 2.02 and Item 8.01 of Form 8-K.

Summary.  Effective with the release of earnings information for the first quarter of 2010, W. R. Grace & Co. (“Grace”) intends to revise the framework it uses to disclose additional financial measures and analysis to assist investors and others in understanding Grace’s reported results of operations.  In addition to its reported results of operations prepared in accordance with U.S. Generally Accepted Accounting Principals (“GAAP”), Grace has disclosed additional financial measures and analysis, including non-GAAP measures, that separate “core operations” from “noncore activities.”  With the new framework, Grace intends to begin disclosing defined adjustments to income and to stop disclosing “core operations” separate from “noncore activities.”  Grace believes this new framework will simplify the analysis and understanding of Grace’s performance and improve the ability of investors and others to compare Grace’s performance to other companies in its industry, while retaining the period-to-period comparability of Grace’s previous analysis framework.  This Report includes a description of the new framework and a five-year reconciliation of the non-GAAP measures used in the new framework to the non-GAAP measures used in the previous framework and to the most directly comparable GAAP measure (Grace net income).  The information set forth in this Report makes no changes to Grace’s previously reported financial statements prepared in accordance with GAAP.

Background.  Since 1999, Grace has disclosed additional financial measures and analysis, including non-GAAP measures, using a framework that separated “core operations” from “noncore activities,” consistent with the manner in which Grace management reviewed Grace results.  Core operations have included the financial results of the Grace Davison and Grace Construction Products operating segments and the costs of corporate activities that directly or indirectly support the operating segments.  In contrast, noncore activities have included all other events and transactions not directly related to the generation of sales or the support of core operations and generally relate to former operations and products.  The non-GAAP measures used in this framework have included pretax income from core operations before interest and taxes (“Core EBIT”), pretax income from core operations before interest, taxes, depreciation and amortization (“Core EBITDA”), Adjusted Operating Cash Flow and Core EBIT Return on Invested Capital.  Grace has defined these non-GAAP measures as follows:

•                  Core EBIT means net income adjusted for interest income and expense, income taxes, Chapter 11 expenses, and pre-tax loss from noncore activities.

•                  Core EBITDA means Core EBIT adjusted for depreciation and amortization.

•                  Adjusted Operating Cash Flow means Core EBITDA plus pension expense of core operations plus or minus the change in net working capital and specified other assets and liabilities of core operations minus capital expenditures.

•                  Core EBIT Return on Invested Capital means Core EBIT divided by the sum of net working capital, properties and equipment and certain other assets and liabilities.

Grace management has used Core EBIT, Adjusted Operating Cash Flow and Core EBIT Return on Invested Capital as performance measures in making significant business decisions and, in the case of Core EBIT and Adjusted Operating Cash Flow, in determining certain incentive compensation.  Grace has reported these non-GAAP measures to help distinguish the operating results of Grace’s current business base from the income, expenses and cash flows of past businesses, discontinued products, and corporate legacies, and the effect of Grace’s Chapter 11 cases, and to ensure that the key data used by management to evaluate Grace’s results of operations is understood by investors and others.  These non-GAAP measures do not purport to represent income or cash flow measures as defined under GAAP, and should not be used as alternatives to such measures as an indicator of Grace’s performance.  These measures have been disclosed to investors and others to improve the period-to-period comparability of Grace’s results.

Core EBIT has material limitations as an operating performance measure because it excludes income and expenses that comprise noncore activities, which include, among other things, provisions for asbestos-related litigation and environmental remediation and legal costs, which are and historically have been material components of net income. Core EBITDA also has material limitations as an operating performance measure since it excludes the impact of depreciation and amortization expense. Grace’s business is substantially dependent on the successful deployment of capital; therefore, depreciation and amortization expense is a necessary element of Grace’s costs. Adjusted Operating Cash Flow also has material limitations as an operating performance measure because it excludes cash paid for income taxes, cash payments under defined benefit pension arrangements and post retirement benefit plans, and cash flows from noncore activities, including, among other things, costs for asbestos-related litigation and environmental remediation and legal defense costs, and costs related to the

Chapter 11 proceedings, which have been material.  Grace compensates for the limitations of these measurements by using these indicators together with net income as measured under GAAP to present a complete analysis of our results of operations. You should evaluate Core EBIT, Core EBITDA, and Adjusted Operating Cash Flow in conjunction with net income for a more complete analysis of our financial results.

New Reporting Framework.  Effective with the release of earnings information for the first quarter of 2010, Grace intends to disclose additional financial measures and analysis, including non-GAAP measures, using a framework that adjusts for certain income and expense items, as described below, and no longer separates “core operations” from “noncore activities.”  Grace believes this framework will simplify the analysis and understanding of Grace’s reported results of operations by investors and others.  Grace also believes this reporting framework will improve the ability of investors and others to compare Grace’s reported results of operations to those of other companies in its industry, while retaining the period-to-period comparability of Grace’s previous analytical framework.  In addition, Grace expects that the impact of noncore activities on its results of operations will decrease significantly in 2010 and subsequent years as compared to previous years.  Since Grace adopted the “core operations” and “noncore activities” analytical framework in 1999, Grace has disclosed approximately $1.2 billion in net losses from noncore activities, an average of over $100 million per year.  Grace estimates that costs related to noncore activities will be approximately $26 million in 2010, after adjusting for Chapter 11- and asbestos-related items.

Under the new analytical framework, Grace expects to disclose the following non-GAAP measures:  pretax income before interest and taxes as adjusted for certain defined items (“Adjusted EBIT”), pretax income before interest, taxes, depreciation and amortization as adjusted for certain defined items (“Adjusted EBITDA”), Adjusted Operating Cash Flow and Adjusted EBIT Return on Invested Capital.  Grace defines these non-GAAP measures as follows:

•                  Adjusted EBIT means net income adjusted for interest income and expense, income taxes, Chapter 11- and asbestos-related costs, net, restructuring expenses and related asset impairments and gains and losses on sales of product lines and other investments.

•                  Adjusted EBITDA means Adjusted EBIT adjusted for depreciation and amortization.

•                  Adjusted Operating Cash Flow means Adjusted EBITDA plus pension expense plus or minus the change in net working capital and specified other assets and liabilities minus capital expenditures.  Adjusted Operating Cash Flow excludes the cash flow effects of income taxes, defined benefit pension arrangements, Chapter 11- and asbestos-related costs and any restructuring or divestment activities.

•                  Adjusted EBIT Return on Invested Capital means Adjusted EBIT divided by the sum of net working capital, properties and equipment and certain other assets and liabilities.

Adjusted EBIT, Adjusted EBITDA, Adjusted Operating Cash Flow and Adjusted EBIT Return on Invested Capital are non-GAAP measures, do not purport to represent income or cash flow measures as defined under GAAP, and should not be used as alternatives to such measures as an indicator of Grace’s performance.  These measures are provided to investors and others to improve the period-to-period comparability and peer-to-peer comparability of Grace’s financial results.

Adjusted EBIT has material limitations as an operating performance measure because it excludes Chapter 11- and asbestos-related costs and may exclude income and expenses from restructuring and divestment activities, which historically have been material components of Grace’s net income. Adjusted EBITDA also has material limitations as an operating performance measure since it excludes the impact of depreciation and amortization expense.  Grace’s business is substantially dependent on the successful deployment of capital, and depreciation and amortization expense is a necessary element of Grace’s costs.  Adjusted Operating Cash Flow also has material limitations as an operating performance measure because it excludes the cash flow effects of income taxes, defined benefit pension arrangements, Chapter 11- and asbestos-related costs and any restructuring or divestment activities, which historically have been material components of Grace’s cash flow.  Grace compensates for the limitations of these measurements by using these indicators together with net income as measured under GAAP to present a complete analysis of its results of operations.  Adjusted EBIT, Adjusted EBITDA and Adjusted Operating Cash Flow should be evaluated together with net income measured under GAAP for a complete understanding of Grace’s results of operations.

Adjustments to Earnings.  Grace intends to disclose three types of earnings adjustments:

•                  Chapter 11- and asbestos-related costs, net, which includes primarily direct Chapter 11 expenses, other Chapter 11-related income and expense items and asbestos-related costs, including any provision for environmental remediation related to asbestos;

•                  restructuring expenses and related asset impairments calculated pursuant to the GAAP definition of restructuring expenses in ASC 420-10-20 and the GAAP definition of asset impairments in ASC 360-10-20; and

•                  gains and losses on sales of product lines and other investments as separately reported on Grace’s GAAP consolidated statement of operations.

Adjustments for Chapter 11- and asbestos-related costs, net, may include other income and expense items related to Grace’s emergence from Chapter 11, including income from the reduction of asbestos related liabilities, interest expense on the initial payments to the asbestos trusts established by the Joint Plan, expense relating to the costs of consummating the Joint Plan including costs of the exit financing and the income tax effects of these items.

Grace intends to limit both the number and the nature of its earnings adjustments.  The adjustments identified above are those that in the past five years have had the most significant impact on both the period-to-period comparability and the peer-to-peer comparability of Grace’s results.  Grace anticipates that additional adjustments may be identified in the future to maintain comparability; for example, for acquisition and restructuring costs related to business combinations under ASC 805-10-20 or for the accelerated expensing of accumulated actuarial losses related to pension settlements or curtailments under ASC 715-30-20.

Adjusted Earnings per Share.  Grace intends to report Adjusted Earnings per Share on a prospective basis beginning with the release of earnings information for the first quarter of 2010.  Adjusted Earnings per Share (a non-GAAP financial measure) means fully diluted Grace net income per share adjusted for Chapter 11- and asbestos-related costs, net, restructuring expenses and related asset impairments and gains and losses on sales of product lines and other investments, as defined above, each on an after-tax per share basis.  Additional adjustments may be made to Adjusted Earnings per Share for income tax items that effect period-to-period comparability.

Transition.  Grace intends the change in analytical framework to be effective with the release of earnings information for the first quarter of 2010.  To assist investors and others with the transition, Grace is providing the following information with this Report:

•                  a reconciliation of Core EBIT to Adjusted EBIT for each of the five years in the period ended December 31, 2009, and for each of the four quarters ended December 31, 2009,

•                  a reconciliation of Adjusted EBIT to Grace net income for each of the five years in the period ended December 31, 2009, and for each of the four quarters ended December 31, 2009,

•                  a summary of Adjusted EBIT by operating segment for each of the five years in the period ended December 31, 2009, and for each of the four quarters ended December 31, 2009,

•                  a calculation of Adjusted Operating Cash Flow for each of the five years in the period ended December 31, 2009, and

•                  a calculation of Adjusted EBIT Return on Invested Capital for each of the five years in the period ended December 31, 2009.

Reconciliation of Core EBIT to Adjusted EBIT.  Following is a reconciliation of Core EBIT to Adjusted EBIT for each of the five years in the period ended December 31, 2009:

	2005	2006	2007	2008	2009
Core EBIT (Non-GAAP)	$214.9	$225.4	$297.2	$299.7	$255.3
Adjustments:

Restructuring expenses and related asset impairments	—	—	—	5.2	33.4
(Gains) loss on sales of product lines and gain related to the sale of interest in an unconsolidated affiliate	—	—	1.0	—	(33.9)
Defined benefit pension expense previously reported as noncore, now reported in Adjusted EBIT	(12.5)	(11.4)	(7.1)	(11.2)	(16.7)
Non-asbestos provision for environmental remediation previously reported as noncore, now reported in Adjusted EBIT	(2.7)	0.5	(0.1)	(6.4)	0.5
Other income (expense) previously reported as noncore, now reported in Adjusted EBIT	(3.0)	(0.2)	1.7	10.0	(9.6)
Adjusted EBIT (Non-GAAP)	$196.7	$214.3	$292.7	$297.3	$229.0

Following is a reconciliation of Core EBIT to Adjusted EBIT for each of the four quarters ended December 31, 2009:

	Q1	Q2	Q3	Q4	2009
Core EBIT (Non-GAAP)	$(3.4)	$74.4	$107.9	$76.4	$255.3
Adjustments:

Restructuring expenses and related asset impairments	19.1	5.9	1.9	6.5	33.4
(Gains) loss on sales of product lines and gain related to the sale of interest in an unconsolidated affiliate	—	—	(22.2)	(11.7)	(33.9)
Defined benefit pension expense previously reported as noncore, now reported in Adjusted EBIT	(3.8)	(4.5)	(4.2)	(4.2)	(16.7)
Non-asbestos provision for environmental remediation previously reported as noncore, now reported in Adjusted EBIT	1.5	—	2.1	(3.1)	0.5
Other income (expense) previously reported as noncore, now reported in Adjusted EBIT	0.7	(1.4)	(5.5)	(3.4)	(9.6)
Adjusted EBIT (Non-GAAP)	$14.1	$74.4	$80.0	$60.5	$229.0

Reconciliation of Adjusted EBIT to Grace net income.  Following is a reconciliation of Adjusted EBIT to Grace net income for each of the five years in the period ended December 31, 2009:

	2005	2006	2007	2008	2009
Adjusted EBIT (Non-GAAP)	$196.7	$214.3	$292.7	$297.3	$229.0
Adjustments:
Chapter 11- and asbestos-related costs, net	(43.0)	(136.5)	(139.5)	(115.9)	(109.9)
Restructuring expenses and related asset impairments	—	—	—	(5.2)	(33.4)
Gains (loss) on sales of product lines and gain related to the sale of interest in an unconsolidated affiliate	—	—	(1.0)	—	33.9
EBIT	153.7	77.8	152.2	176.2	119.6
Benefit from (provision for) income taxes	(26.0)	(2.8)	1.1	(4.3)	(11.5)
Interest income	3.6	6.8	7.6	3.8	1.4
Interest expense	(55.3)	(73.2)	(72.1)	(54.2)	(38.3)
Net Income (GAAP)	$76.0	$8.6	$88.8	$121.5	$71.2

Chapter 11- and asbestos-related costs, net:
Chapter 11 expenses, net of filing entity interest income	$30.9	$49.9	$86.4	$65.8	$48.0
Legal defense costs	22.0	53.4	21.2	31.6	36.0
Asbestos administration costs	9.9	11.6	14.9	8.2	7.9
Provision for environmental remediation related to asbestos	22.3	30.5	16.9	8.2	4.7
Payments from insurance carriers related to asbestos activities	(44.5)	(12.5)	(1.0)	—	—
D&O insurance cost related to Chapter 11	5.7	6.1	6.0	3.8	3.3
Chapter 11 financing related (A):
Translation effects - intercompany loans	35.9	(23.1)	(10.5)	6.9	(11.0)
Value of currency forward contracts - intercompany loans	(35.7)	21.5	8.2	(10.7)	15.9
Certain other currency translation costs, net	—	3.2	2.8	5.1	6.3
COLI income, net	(3.5)	(4.1)	(5.4)	(3.0)	(1.2)
Chapter 11- and asbestos-related costs, net	$43.0	$136.5	$139.5	$115.9	$109.9

Note (A): Due to its bankruptcy, Grace has had significant intercompany loans between its non-U.S. subsidiaries and its U.S. debtor subsidiaries  that are not related to its operating activities . In addition Grace has accumulated significant cash and investment balances  (including corporate-owned life insurance (COLI ))  during its bankruptcy.  The intercompany loans are expected to be paid when Grace emerges from bankruptcy, and excess cash and investment balances are expected to be used to fund a significant portion of Grace's emergence from bankruptcy. Accordingly, income and expense items related to the intercompany loans and the cash and investment balances are categorized as Chapter 11- and asbestos-related costs, net.

Following is a reconciliation of Adjusted EBIT to Grace net income for each of the four quarters ended December 31, 2009:

	Q1	Q2	Q3	Q4	2009
Adjusted EBIT (Non-GAAP)	$14.1	$74.4	$80.0	$60.5	$229.0
Adjustments:
Chapter 11- and asbestos-related costs, net	(48.3)	(23.4)	(22.9)	(15.3)	(109.9)
Restructuring expenses and related asset impairments	(19.1)	(5.9)	(1.9)	(6.5)	(33.4)
Gains on sales of product lines and gain related to the sale of interest in an unconsolidated affiliate	—	—	22.2	11.7	33.9
EBIT	(53.3)	45.1	77.4	50.4	119.6
Benefit from (provision for) income taxes	23.4	(16.8)	(23.6)	5.5	(11.5)
Interest income	0.2	0.6	0.3	0.3	1.4
Interest expense	(9.2)	(9.6)	(9.7)	(9.8)	(38.3)
Net Income (GAAP)	$(38.9)	$19.3	$44.4	$46.4	$71.2

Chapter 11- and asbestos-related costs, net:
Chapter 11 expenses, net of filing entity interest income	$10.0	$8.0	$18.4	$11.6	$48.0
Legal defense costs	24.6	10.1	0.8	0.5	36.0
Asbestos administration costs	1.9	2.5	1.6	1.9	7.9
Provision for environmental remediation related to asbestos	2.2	—	2.5	—	4.7
D&O insurance cost related to Chapter 11	0.8	0.9	0.8	0.8	3.3
Chapter 11 financing related (A):
Translation effects - intercompany loans	16.3	(18.1)	(16.8)	7.6	(11.0)
Value of currency forward contracts - intercompany loans	(8.4)	17.7	14.6	(8.0)	15.9
Certain other currency translation costs, net	2.0	2.4	1.0	0.9	6.3
COLI income, net	(1.1)	(0.1)	—	—	(1.2)
Chapter 11- and asbestos-related costs, net	$48.3	$23.4	$22.9	$15.3	$109.9

Note (A): Due to its bankruptcy, Grace has had significant intercompany loans between its non-U.S. subsidiaries and its U.S. debtor subsidiaries  that are not related to its operating activities . In addition Grace has accumulated significant cash and investment balances  (including corporate-owned life insurance (COLI ))  during its bankruptcy.  The intercompany loans are expected to be paid when Grace emerges from bankruptcy, and excess cash and investment balances are expected to be used to fund a significant portion of Grace's emergence from bankruptcy. Accordingly, income and expense items related to the intercompany loans and the cash and investment balances are categorized as Chapter 11- and asbestos-related costs, net.

Summary of Adjusted EBIT by operating segment.  Following is a summary of Adjusted EBIT by operating segment for each of the five years in the period ended December 31, 2009:

	2005	2006	2007	2008	2009
Adjusted EBIT (Non-GAAP):
Grace Davison segment operating income	$222.0	$210.3	$270.7	$278.1	$307.3
Grace Construction Products segment operating income	125.5	145.3	155.9	153.0	102.4
Corporate support functions (including performance based compensation)	(57.7)	(65.3)	(68.2)	(63.0)	(57.7)
Environmental, other corporate and unallocated costs	(21.2)	(12.3)	(13.1)	(14.0)	(37.4)
Defined benefit pension expense	(71.9)	(63.7)	(52.6)	(56.8)	(85.6)
Adjusted EBIT (Non-GAAP)	$196.7	$214.3	$292.7	$297.3	$229.0

Following is a summary of Adjusted EBIT by operating segment for each of the four quarters ended December 31, 2009:

	Q1	Q2	Q3	Q4	2009
Adjusted EBIT (Non-GAAP):
Grace Davison segment operating income	$40.0	$81.8	$93.3	$92.2	$307.3
Grace Construction Products segment operating income	12.4	34.0	34.4	21.6	102.4
Corporate support functions (including performance based compensation)	(14.8)	(11.5)	(15.7)	(15.7)	(57.7)
Environmental, other corporate and unallocated costs	(1.6)	(9.4)	(10.5)	(15.9)	(37.4)
Defined benefit pension expense	(21.9)	(20.5)	(21.5)	(21.7)	(85.6)
Adjusted EBIT (Non-GAAP)	$14.1	$74.4	$80.0	$60.5	$229.0

Calculation of Adjusted Operating Cash Flow.  Following is a calculation of Adjusted Operating Cash Flow for each of the five years in the period ended December 31, 2009:

	2005	2006	2007	2008	2009
Adjusted EBIT (Non-GAAP)	$196.7	$214.3	$292.7	$297.3	$229.0
Depreciation and amortization	120.9	113.5	113.4	118.7	113.0
Adjusted EBITDA (Non-GAAP)	317.6	327.8	406.1	416.0	342.0
Defined benefit pension expense	71.9	63.7	52.6	56.8	85.6
Change in net working capital	(28.5)	(4.8)	(82.1)	78.1	181.5
Change in other assets and liabilities	(87.3)	8.8	13.9	(30.3)	(100.8)
Capital expenditures	(93.3)	(120.0)	(136.9)	(132.2)	(93.8)
Adjusted operating cash flow (Non-GAAP)	$180.4	$275.5	$253.6	$388.4	$414.5

Calculation of Adjusted EBIT Return on Invested Capital.  Following is a calculation of Adjusted EBIT Return on Invested Capital (ROIC) for each of the five years in the period ended December 31, 2009:

	2005	2006	2007	2008	2009
Adjusted EBIT (Non-GAAP)	$196.7	$214.3	$292.7	$297.3	$229.0

Trade accounts receivable	401.7	426.3	500.6	462.6	383.7
Inventories	341.2	324.5	362.9	354.8	220.6
Accounts payable	(143.2)	(144.4)	(171.7)	(207.6)	(174.2)
Net working capital	599.7	606.4	691.8	609.8	430.1
Other current assets	84.8	81.4	80.8	86.1	69.9
Properties and equipment, net	632.9	664.5	706.1	710.6	690.1
Goodwill and other intangible assets	103.9	116.5	122.3	117.1	118.6
Other assets	150.1	131.5	136.6	145.1	146.3
Other current liabilities	(244.8)	(300.9)	(344.7)	(313.6)	(294.4)
Other liabilities	(60.4)	(65.0)	(67.7)	(66.3)	(58.8)
Total invested capital	$1,266.2	$1,234.4	$1,325.2	$1,288.8	$1,101.8

Adjusted EBIT ROIC (Non-GAAP)	15.5%	17.4%	22.1%	23.1%	20.8%

Forward-Looking Statements.  This Report contains forward-looking information, that is, information related to future, not past, events. Such information generally includes the words “believes,” “plans,” “intends,” “targets,” “projects,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” or similar expressions.  Forward-looking information includes all statements regarding Grace’s Chapter 11 case; expected financial positions; results of operations; cash flows; financing plans; business strategy; budgets; capital and other expenditures; competitive positions; growth opportunities; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, Grace claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include:  Grace’s bankruptcy and proposed plan of reorganization, Grace’s settlements with certain creditors, Grace’s legal proceedings, Grace’s environmental proceedings, the cost and availability of raw materials and energy, Grace’s unfunded pension obligations, risks related to foreign operations, especially security, regulation and currency risks, costs of compliance with environmental regulation and those factors set forth in Grace’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K, which have been filed with the Securities and Exchange Commission.  Like other businesses, Grace is subject to risks and uncertainties that could cause Grace’s actual results to differ materially from projections or that could cause other forward-looking information to prove incorrect. Further, Grace’s reported results should not be considered as an indication of Grace’s future performance. Readers are cautioned not to place undue reliance on Grace’s projections and forward-looking information, which speak only as of the date thereof. Grace undertakes no obligation to publicly release any revision to the projections and forward-looking information contained in this Report or to update them to reflect events or circumstances occurring after the date of this Report.

The information set forth in this Item 2.02 and 8.01 is deemed “filed” for purposes of Section 18 of the Exchange Act and is incorporated by reference in any filing under the Securities Act or the Exchange Act.  By filing the information set forth in this Item 2.02 and 8.01, Grace makes no admission as to the materiality of such information.

Item 7.01.             Regulation FD Disclosure.

Grace is revising its 2010 earnings estimates to reflect the change in its analytical framework.

Sales, Adjusted EBIT and Adjusted EBITDA Outlook.  On February 2, 2010, Grace provided forward-looking information for 2010, including estimates of 2010 sales, Core EBIT and Core EBITDA.  As of April 5, 2010, Grace is affirming its 2010 sales and earnings outlook and restating the earnings outlook to conform to its new analysis framework.

Grace expects 2010 Adjusted EBIT to be $284 million to $314 million, an increase of approximately 24% to 37% over 2009 Adjusted EBIT.  Grace expects 2010 Adjusted EBITDA to be $399 million to $434 million.  Following is a reconciliation of Grace’s previous Core EBIT and Core EBITDA outlook to the new Adjusted EBIT and Adjusted EBITDA outlook:

	Estimated EBIT Year Ending December 31, 2010
Core EBIT (Non-GAAP) outlook as of February 2, 2010	$310	$340
Adjustments (2010 estimates not previously provided):
Defined benefit pension expense previously reported as noncore, now reported in Adjusted EBIT	(17)	(17)
Provision for non-asbestos environmental remediation and other expenses previously reported as noncore, now reported in Adjusted EBIT	(9)	(9)
Adjusted EBIT (Non-GAAP) outlook as of April 5, 2010	$284	$314

	Estimated EBITDA Year Ending December 31, 2010
Core EBITDA (Non-GAAP) outlook as of February 2, 2010	$425	$460
Adjustments (2010 estimates not previously provided):
Defined benefit pension expense previously reported as noncore, now reported in Adjusted EBIT	(17)	(17)
Provision for non-asbestos environmental remediation and other expenses previously reported as noncore, now reported in Adjusted EBIT	(9)	(9)
Adjusted EBITDA (Non-GAAP) outlook as of April 5, 2010	$399	$434

Grace expects its 2010 income tax rate on Adjusted EBIT to be approximately 32% before giving effect to discrete adjustments related primarily to accounting for uncertain tax positions.  In addition, Grace expects to record a discrete adjustment of approximately $1.5 million in its 2010 first quarter related to the change in income tax treatment of the Medicare Part D retiree drug subsidy enacted in the Patient Protection and Affordable Care Act.

Grace is unable to make a reasonable estimate of the income effects of the consummation of its proposed amended joint plan of reorganization (the “Joint Plan”) because the value of certain consideration payable to the asbestos trusts under the Joint Plan (primarily the deferred payments and the warrants) will not be determined until the effective date of the Joint Plan. As a result, Grace is unable to make a complete estimate of Grace net income for 2010.  When the Joint Plan is consummated, Grace expects to record income from the reduction of asbestos related liabilities, interest expense on the initial payments to the asbestos trusts established by the Joint Plan, expense relating to the costs of consummating the Joint Plan including costs of the exit financing and the income tax effects of these items.  Grace does not expect these items of income and expense to be included in income until the Joint Plan is consummated, and the timing of the consummation remains uncertain.

Forward-Looking Statements.  This Report contains forward-looking information, that is, information related to future, not past, events. Such information generally includes the words “believes,” “plans,” “intends,” “targets,” “projects,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” or similar expressions.  Forward-looking information includes all statements regarding Grace’s Chapter 11 case; expected financial positions; results of operations; cash flows; financing plans; business strategy; budgets; capital and other expenditures; competitive positions; growth opportunities; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, Grace claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include:  Grace’s bankruptcy and proposed plan of reorganization, Grace’s settlements with certain creditors, Grace’s legal proceedings, Grace’s environmental proceedings, the cost and availability of raw materials and energy, Grace’s unfunded pension obligations, risks related to foreign operations, especially security, regulation and currency risks, costs of compliance with environmental regulation and those factors set forth in Grace’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K, which have been filed with the Securities and Exchange Commission.  Like other businesses, Grace is subject to risks and uncertainties that could cause Grace’s actual results to differ materially from projections or that could cause other forward-looking information to prove incorrect. Further, Grace’s reported results should not be considered as an indication of Grace’s future performance. Readers are cautioned not to place undue reliance on Grace’s projections and forward-looking information, which speak only as of the date thereof. Grace undertakes no obligation to publicly release any revision to the projections and forward-looking information contained in this Report or to update them to reflect events or circumstances occurring after the date of this Report.

The information set forth in this Item 7.01 is not deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.  By furnishing the information set forth in this Item 7.01, Grace makes no admission as to the materiality of any such information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Mark Shelnitz
Mark Shelnitz
Secretary

Dated: April 5, 2010